EXHIBIT 10.40

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) shall be considered effective as of the 12 day of July, 2022, by and between Nery’s Logistics, Inc., a Nevada corporation (the “Seller”), and Hempacco Co., Inc., a Nevada corporation (the “Buyer”).

R E C I T A L S

A. Seller owns two tobacco manufacturing equipment lines and trademarks more fully described on Schedule 1 attached hereo (collectively the “Assets”).

B. Subject to the terms and conditions of this Agreement, Seller is willing to sell to Buyer, and Buyer is willing to purchase from Seller, the Assets as set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the benefits to be derived hereunder and the mutual promises contained herein, the parties hereby agree as follows:

A G R E E M E N T

ARTICLE I
PURCHASE AND SALE OF ASSETS AND CERTAIN RELATED TRANSACTIONS

1.1 Purchase and Sale. At the Closing, Seller will sell to Buyer, and Buyer will purchase from Seller, upon the terms and subject to the conditions set forth in this Agreement, the Assets in their current condition as of the date hereof.

1.2 Seller’s Debts, Liabilities and Obligations. The parties hereby acknowledge and agree that all debts, claims, obligations and liabilities whatsoever of Seller shall be the sole responsibility of Seller, and that Buyer is not assuming, and shall not be obligated or deemed to assume, any debt, claim or liability of Seller or any debt, claim or liability associated with the Assets, except that Buyer shall assume the expense of warehousing the Equipment after the Closing (as defined below).

ARTICLE II

PURCHASE PRICE

2.1 Purchase Price. Buyer shall pay to Seller or its assignees for the Assets a purchase price (the “Purchase Price”) of $4,000,000, payable exclusively in the form of 2,000,000 shares of common stock of Buyer. Such shares shall be issued with a standard restrictive legend restricting the transfer thereof without registration under the Securities Act of 1933, as amended, or an available exemption from registration being available.

2.2 Closing Costs. Each party shall bear its own closing costs, including without limitation attorneys’ and accountants’ fees and costs, where applicable. Without limiting the generality of the foregoing, Seller shall be solely responsible for any brokerage fees or sales commissions incurred by Seller in connection with the transactions contemplated by this Agreement.

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ARTICLE III

CLOSING

3.1 Closing Date. The closing of the transactions contemplated herein (the “Closing”) shall occur on July 12, 2022. Such Closing date may be modified by to mutual written agreement of the Parties.

3.2 Closing Deliveries by Buyer. At the Closing, Buyer shall deliver to Seller, or cause to be delivered, the shares of Buyer’s common stock constituting the Purchase Price.

3.3 Closing Deliveries by Seller to Buyer. At the Closing, Seller shall deliver, or cause to be delivered, to Buyer the following, each in form and substance reasonably satisfactory to Buyer:

(a) An Assignment and Bill of Sale, in the form attached hereto as Exhibit A;

(b) An Assignment of Intangible Assets, in the form attached hereto as Exhibit B; and

(c) Any other documentation reasonably required to fully vest title to the Assets in Buyer.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Seller hereby represents and warrants to Buyer that the following statements are correct and complete in all material respects as of the date hereof and as of Closing, which representations and warranties shall survive Closing:

4.1 Organization. Seller is a corporation, duly organized and validly existing under the laws of the State of Nevada.

4.2 Authorization. Seller has all necessary power and authority to execute and deliver this Agreement and the documents and agreements contemplated hereby, to consummate the transactions contemplated hereby and thereby, and to perform its obligations hereunder and thereunder. This Agreement has been duly and validly approved by all necessary action on the part of Seller, has been duly executed and delivered by Seller and constitutes a valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor’s rights generally or by equitable principles (whether considered in an action at law or in equity) and other customary limitations on enforceability.

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4.3 Condition of Assets. Seller will convey all of its interests in the Assets, but makes no representations or warranties with respect to the condition or fitness for any particular purpose of any of the Assets. Buyer shall take the Assets hereunder in “as is” condition.

4.4 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority, or any other person or entity, is required to be made or obtained by Seller in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

4.5 No Untrue Statement. To the knowledge of Seller, none of the representations and warranties in this Article IV or made by Seller elsewhere in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make any such representation not misleading in any material respect.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller that the following statements are correct and complete in all material respects as of the date hereof and as of Closing, which representations and warranties shall survive Closing:

5.1 Organization. Buyer is a corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada.

5.2 Authorization. Buyer has all necessary company power and authority to execute and deliver this Agreement and the documents and agreements contemplated hereby, to consummate the transactions contemplated hereby and thereby, and to perform its obligations hereunder and thereunder. This Agreement has been duly and validly approved by all necessary company action on the part of Buyer, has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditor’s rights generally or by equitable principles (whether considered in an action at law or in equity) and other customary limitations on enforceability.

5.3 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with any governmental or regulatory authority, or any other person or entity, is required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

5.4 No Untrue Statement. To the knowledge of Buyer, none of the representations and warranties in this Article V or made by Buyer elsewhere in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make any such representation not misleading in any material respect.

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ARTICLE VI

COVENANTS

6.1 Commercially Reasonable Efforts. Subject to the terms and conditions set forth in this Agreement, Seller and Buyer shall use commercially reasonable efforts (subject to, and in accordance with, applicable law) to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable under applicable laws to consummate, and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, and no party hereto shall take or cause to be taken any action which would reasonably be expected to prevent, impede or delay the consummation of the transactions contemplated by this Agreement.

6.2 Further Assurances. Each party shall cooperate in good faith with the other and shall take all appropriate action and execute any documents, instruments, assignments, assumptions or conveyances of any kind which may reasonably be necessary or advisable to carry out any of the transactions contemplated hereunder, including without limitation any vehicle registrations. The parties shall cooperate in providing such information as may be necessary to be in compliance with relevant sections of the Internal Revenue Code.

6.3 Risk of Loss. Until Closing, all risk of loss or damage to the Assets shall be borne by Seller, and thereafter shall be borne by Buyer.

6.4 Indemnification.

(a)Indemnification by Seller. Seller shall defend, indemnify and hold harmless Buyer and each of Buyer’s officers, directors, members, shareholders, employees, counsel, agents, and their respective successors and assigns (collectively, the “Buyer Indemnitees”) from and against, and shall reimburse the Buyer Indemnitees for, each and every any loss, damage, injury, harm, detriment, decline in value, liability, claim, demand, cost of any legal proceeding, settlement, judgment, award, fine, penalty, tax, fee, charge, cost or expense (including, without limitation, costs associated with avoiding any of the foregoing, and the fees, disbursements and expenses of attorneys, accountants and other professional advisors) (“Loss”) incurred by any Buyer Indemnitee, directly or indirectly, arising out of or in connection with: (i) any material inaccuracy in any representation or warranty of Seller hereunder; (ii) any material breach or nonfulfillment of any covenant, agreement or other obligation of Seller under this Agreement or any related documents, and (iii) any debt, liability, or other obligation of the Seller (or relating to the period) prior to the Closing.

(b) Indemnification by Buyer. Buyer shall defend, indemnify and hold harmless Seller and each of Seller’s officers, directors, shareholders, employees, counsel, agents, and their respective successors and assigns (collectively, the “Seller Indemnitees”) from and against, and shall reimburse the Seller Indemnitees for, each and every Loss incurred by any Seller Indemnitee, directly or indirectly, arising out of or in connection with: (i) any material inaccuracy in any representation or warranty of Buyer hereunder; (ii) any material breach or nonfulfillment of any covenant, agreement or other obligation of Buyer under this Agreement or any related documents; (iii) any liability or similar claim arising from the ownership or operation of the Assets after Closing.

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(c) Indemnification Procedure. If any Proceeding shall be brought or asserted against a party entitled to indemnification (or any successor thereto) pursuant to Sections 6.4(a) or (b) (each, an “Indemnitee”) in respect of which indemnity may be sought under this Section 6.4 from an indemnifying party or any successor thereto (each, an “Indemnitor”), the Indemnitee shall give prompt written notice of such Proceeding to the Indemnitor. The Indemnitee shall, reasonably and in good faith, assist and cooperate in the defense thereof. Notwithstanding anything herein to the contrary, the Indemnitor shall not, without the Indemnitee’s prior written consent, settle or compromise any Proceeding or consent to the entry of judgment with respect thereto.

ARTICLE VII

CONDITIONS

7.1 Conditions to Each Party’s Obligations under this Agreement. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfilment or waiver in writing by mutual agreement of the parties at or prior to Closing of the following conditions:

(a) None of the parties shall be subject to any decree, order or injunction of a United States federal or state court or foreign court of competent jurisdiction, which prohibits the consummation of the transactions contemplated by this Agreement, and no statute, rule or regulation shall have been enacted by any governmental authority which prohibits or makes unlawful the consummation of the transactions contemplated by this Agreement.

(b) No action, suit, investigation or proceeding before any governmental authority seeking to prevent or prohibit the consummation of the transactions contemplated by this Agreement shall be pending.

7.2 Conditions to Obligations of Seller under this Agreement. The obligation of Seller to effect the transactions contemplated by this Agreement shall be subject to the fulfilment or waiver in writing by Seller at or prior to the Closing of the following conditions:

(a) Buyer shall have performed in all material respects Buyer’s covenants and agreements contained in this Agreement required to be performed on or prior to the Closing.

(b) The representations and warranties of Buyer contained in this Agreement and in any document delivered in connection herewith shall be true and correct in all respects as of the Closing.

(c) Buyer shall have made or caused to be made all deliveries required by Section 3.2 of this Agreement.

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7.3 Conditions to Obligations of Buyer under this Agreement. The obligation of Buyer to effect the transactions contemplated by this Agreement shall be subject to the fulfilment or waiver in writing by Buyer at or prior to the Closing of the following conditions:

(a) Seller shall have performed in all material respects its covenants and agreements contained in this Agreement required to be performed on or prior to the Closing.

(b) The representations and warranties of Seller contained in this Agreement and in any document delivered in connection herewith shall be true and correct in all respects as of the Closing.

(c) Seller shall have made all deliveries required by Section 3.3 of this Agreement.

(d) All of Seller’s shareholders or lenders shall have released any liens they may have in the Equipment, and filed terminating UCC amendments terminating any UCC-1 financing statements filed with respect to the Equipment.

ARTICLE VIII

RESTRICTIVE COVENANTS

8.1 [Intentionally Deleted].

ARTICLE IX

TERMINATION

9.1 Termination by Consent. This Agreement may be terminated at any time prior to the Closing by the written agreement of both Seller and Buyer.

9.2 Termination by Seller or Buyer. At any time prior to Closing, this Agreement may be terminated by Seller or Buyer, if a United States federal or state court of competent jurisdiction or United States governmental authority shall have issued an order, decree or ruling or taken any other action (including the enactment of any statute, rule, regulation, decree or executive order) permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement (the “Restraining Order”) and such Restraining Order shall have become final and non-appealable; provided, however, that (i) the factual basis for the Restraining Order shall not be or relate to the breach of any representation, warranty, covenant or agreement set forth in this Agreement by the party seeking to terminate the Agreement under this Section and (ii) the party seeking to terminate this Agreement pursuant to this Section shall have complied in all material respects with Section 6.2 and shall have used its commercially reasonable efforts to remove such injunction, order or decree.

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9.3 Termination by Seller. At any time prior to Closing, this Agreement may be terminated by Seller if (i) there has been a material breach by Buyer of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of Buyer shall have become untrue in any material respect, in either case such that the conditions set forth in Section 7.2 would not be satisfied and (ii) such breach is not curable, or, if curable, is not cured within thirty (30) days after written notice of such breach is given to Buyer by Seller; provided, however, that the right to terminate this Agreement pursuant to this Section shall not be available to Seller if Seller, at such time, is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 7.3 shall not be satisfied.

9.4 Termination by Buyer. At any time prior to Closing, this Agreement may be terminated by Buyer if (i) there has been a material breach by Seller of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of Seller shall have become untrue in any material respect, in either case such that the conditions set forth in Section 7.3 would not be satisfied and (ii) such breach is not curable, or, if curable, is not cured within thirty (30) days after written notice of such breach is given to Seller by Buyer; provided, however, that the right to terminate this Agreement pursuant to this Section shall not be available to Buyer if Buyer, at such time, is in material breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 7.2 shall not be satisfied.

ARTICLE X

MISCELLANEOUS

10.1 Confidentiality. Each Party shall use all information that it obtains from the others pursuant to this Agreement solely for the effectuation of the transactions contemplated by this Agreement or for other purposes consistent with the intent of this Agreement and shall not use any of such information for any other purpose, including, without limitation, the competitive detriment of the other Parties. Each Party may disclose such information to its/their respective affiliates, counsel, accountants, tax advisors and consultants as necessary to consummate this transaction. This provision shall not prohibit the use or disclosure of confidential information pursuant to court order or which has otherwise become publicly available through no fault of the recipient Party.

10.2 Notices. All notices, requests, consents and demands shall be given to or made upon the parties at their respective addresses set forth below, or at such other address as a party may designate in writing delivered to the other parties. Unless otherwise agreed in this Agreement, all notices, requests, consents and demands shall be given or made by personal delivery, by confirmed air courier, or by certified first class mail, return receipt requested, postage prepaid, to the party addressed as aforesaid. If sent by confirmed air courier, such notice shall be deemed to be given upon the earlier to occur of the date upon which it is actually received by the addressee or the business day upon which delivery is made at such address, as confirmed by the air courier (or if the date of such confirmed delivery is not a business day, the next succeeding business day). If mailed, such notice shall be deemed to be given upon the earlier to occur of the date upon which it is actually received by the addressee or the third business day following the date upon which it is deposited in a first-class postage-prepaid envelope in the United States mail addressed to such address.

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If to Seller:

If to Buyer:	Hempacco Co., Inc. 9925 Airway Road, San Diego, CA, 92154

10.4 Assignment. Without the prior written consent of the other party, the benefits of this Agreement may not be assigned or in any other manner transferred and the obligations may not be delegated. Subject to the foregoing limitation on assignment and delegation, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, and no other person shall have any right, benefit or obligation hereunder.

10.5 Choice of Law; Venue. This Agreement shall be construed in accor-dance with, and governed by, the substantive laws of, the State of Nevada, without reference to principles governing choice or conflicts of laws. Venue for any action hereunder shall lie exclusively in the courts of the State of Nevada.

10.6 Severability. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity of any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision were not contained herein; provided that the Agreement as so modified preserves the basic intent of the parties.

10.7 Captions. The captions used herein are for ease of reference only and shall not define or limit the provisions hereof.

10.8 Sale of Assets Only. This Agreement constitutes a sale of the Assets only and is not a sale of any interest in Seller. Buyer is not assuming and shall not be responsible for the payment of any liabilities or obligations of Seller whatsoever, except as expressly set forth herein.

10.9 Enforcement. In the event of a dispute between the parties arising under this Agreement, the party prevailing in such dispute shall be entitled to collect such party’s costs from the other party, including without limitation court costs and reasonable attorneys’ fees, whether such sums are expended with or without suit, at trial or on appeal.

10.10 Entire Agreement; Amendments. This Agreement and the exhibits attached hereto constitute the entire agreement between the parties hereto with respect to the subject matter contained herein, and there are no covenants, terms or conditions, express or implied, other than as set forth or referred to herein. This Agreement supersedes all prior agreements between the parties hereto relating to all or part of the subject matter herein. No representations, oral or written, modifying or contradicting the terms of this Agreement have been made by any party except as contained herein. This Agreement may not be amended, modified or canceled except as provided herein or by written agreement of the parties signed by the party against whom enforcement is sought.

10.11 Counterparts. Any number of counterparts of this Agreement may be signed and delivered and each shall be considered an original and together they shall constitute one agreement.

10.12 Survival. All of the covenants, representations and warranties contained in this Agreement shall survive the Closing and shall not be merged therein.

[signatures on following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SELLER: Nery’s Logistics, Inc.

/s/ Rafael Rojas
Name:	Rafael Rojas
Title:	Chief Executive Officer

BUYER: Hempacco Co., Inc.

/s/ Sandro Piancone
Name:	Sandro Piancone
Title:	Chief Executive Officer

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SCHEDULE 1

Equipment Line & Trademark Asset List

NERYS LOGISTICS EQUIPMENT LINE

2 Tobacco manufacturing equipment lines.

Line 2 (KS)	Value
Mark 8	$330,000
Max3	$200,000
HLP	$490,000
Scandia	$160,000
Boxer	$100,000
Marden Edwards	$160,000
Domino	$60,000
Total	$1,500,000

Line 1 (100s)	Value
Mark 8	$370,000.0
Max3	$240,000.0
Max5	$220,000.0
HLP	$550,000.0
Scandia	$180,000.0
Boxer	$100,000.0
Marden Edwards	$180,000.0
Domino	$60,000.0
Total	$1,900,000

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		EMPAQUE						CIGARROS
		HLP	SCANDIA	BOXER	MARDEN EDWARDS	DOMINO	MARK 8	MAX3	MAX V
Line 1	SERIE	37070	27282	S/N	7922	S2168407-0117-S10-L	PTM98	16147/EXP	PTM97
	FACTURA	605	605	SS2013-912	16060	C-9437	905106	16/EXP/2016-17	905106
	PROVEEDOR	NERYS LOGISTICS INC	NERYS LOGISTICS INC	S&S WORLDWIDE TRADING LLC	INTERNATIONAL TRADING COMPANY INC	DOMINO PRINTING MEXICO SA DE CV	KNEX	DYNAMIC TOOLS	KNEX
	PEDIMENTO	1340 3479 3021293	1340 3479 3021293	1340 3479 3021896	1740 3479 7008559	COMPRA NACIONAL	1440 3930 4020551	1740 3479 7007071	1440 3930 4020551

		EMPAQUE						CIGARROS
Line 2	EQUIPO	HLP MOLINS	SCANDIA	BOXER	MARDEN EDWARDS	DOMINO	MARK8	MAX3
	SERIE	48357	7218	S/N	1443	S231123HV0316-S10-L	1378	1378
	FACTURA	606	606	606	SS2013-912	C-8055	904658	904658
	PROVEEDOR	NERYS LOGISTICS INC	NERYS LOGISTICS INC	NERYS LOGISTICS INC	S&S WORLDWIDE TRADING LLC	DOMINO PRINTING MEXICO SA DE CV	KNEX	KNEX
	PEDIMENTO	1340 3479 3020765	1340 3479 3020765	1340 3479 3020765	1340 3479 3021896	COMPRA NACIONAL	1440 3479 4000966	1440 3479 4000966

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CLASE	DENOMINACION	PRODUCTOS /SERVICIOS	F. PRES	NO. SOLICITUD	F. CONCESION	MARCA	RENOVACION	STATUS	DEMOSTRACION DE USO
34	COMPASS	CIGARRROS Y PRODUCTOS DEL TABACO	2/8/13	1346890	5/31/13	1372817	2/8/23
34	TIJUANA	CIGARROS Y PRODUCTOS DEL TABACO	2/8/13	1346888	5/31/13	1372815	2/8/23
34	VENICE	CIGARROS Y PRODUCTOS DEL TABACO	2/8/13	1346887	5/31/13	1372814	2/8/23
34	AMSTERDAM	CIGARROS Y PRODUCTOS DEL TABACO	2/8/13	1346889	5/31/13	1372816	2/8/23
34	90210	CIGARROS Y PRODUCTOS DEL TABACO	2/8/13	1346892	5/31/13	1372818	2/8/23
34	ANCHOR	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362674	8/9/13	1389078	4/5/23
34	BLACK CAT	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362676	4/30/14	1452752	4/5/23
34	BLACK/WHITE	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362678	8/13/13	1389636	4/5/23
34	BUFFALO	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362679	8/12/13	1389370	4/5/23
34	CHESS	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362680	8/12/13	1389298	4/5/23
34	EIFFEL	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362683	8/9/13	1389079	4/5/23
34	GLADIATOR	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362684	8/9/13	1389080	4/5/23
34	KEY	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362695	8/9/13	1389081	4/5/23
34	PEACE	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362686	8/9/13	1389082	4/5/23
34	SPEEDWAY	CIGARROS Y PRODUCTOS DEL TABACO	4/5/13	1362688	8/9/13	1389082	4/5/23
34	RANCHER	CIGARROS Y PRODUCTOS DEL TABACO	9/17/13	1413606	12/11/13	1420806	9/17/23
34	BULLSEYE	CIGARROS Y PRODUCTOS DEL TABACO	1/16/14	1448623	4/29/14	1451337	1/16/24
34	MEDUSA	CIGARROS Y PRODUCTOS DEL TABACO	1/16/14	1448628	4/29/14	1451338	1/16/24
34	POSEDION	CIGARROS Y PRODUCTOS DEL TABACO	1/16/14	1448629	4/29/14	1451339	1/16/24
34	ROSE	CIGARROS Y PRODUCTOS DEL TABACO	1/16/14	1448631	7/1/14	1467442	1/16/24
34	SKY	CIGARROS Y PRODUCTOS DEL TABACO	1/16/14	1448620	4/29/14	1451336	1/16/24
34	PILOTOS	CIGARROS Y PRODUCTOS DEL TABACO	1/16/14	1448634	4/29/14	1451342	1/16/24
34	PYRAMID	CIGARROS Y PRODUCTOS DEL TABACO	1/16/14	1448633	4/29/14	1451341	1/16/24
34	SIN CITY	CIGARROS Y PRODUCTOS DEL TABACO	2/25/14	1460485	8/25/14	1474773	2/25/24
34	MONOPOLY	CIGARROS Y PRODUCTOS DEL TABACO	2/25/14	1460483	5/28/14	1458058	2/25/24
34	BINGO	CIGARROS Y PRODUCTOS DEL TABACO	7/29/14	1510904	11/13/14	1495597	7/29/24
33	DON CAÑON	BEBIDAS ALCOHOLCAS (EXCEPTO CERVEZAS)	4/8/14	1474989	10/3/14	1484868	4/8/24
34	DON CAÑON	CIGARROS Y PRODUCTOS DEL TABACO	4/8/14	1474990	6/27/14	1466975	4/8/24
34	664	CIGARROS Y PRODUCTOS DEL TABACO	6/17/14	1497032	9/10/14	1479881	6/17/24
34	664 SILVER	CIGARROS Y PRODUCTOS DEL TABACO	6/17/14	1497033	9/10/14	1479882	6/17/24
34	664 GOLD	CIGARROS Y PRODUCTOS DEL TABACO	6/17/14	1497034	9/10/14	1479883	6/17/24
34	UNITES STATES PLATINUM	CIGARROS Y PRODUCTOS DEL TABACO	7/18/14	1507529	10/22/15	1583073	7/18/24
34	FEMME	CIGARROS Y PRODUCTOS DEL TABACO	6/4/15	1617943	11/10/15	1588357	6/4/25
34	CIAO	CIGARROS Y PRODUCTOS DEL TABACO	6/4/15	1617942	11/10/15	1588356	6/4/25
34	POMPEII	CIGARROS Y PRODUCTOS DEL TABACO	6/4/15	1617946	11/10/15	1588358	6/4/25
34	WANTED DEAD OR ALIVE	CIGARROS Y PRODUCTOS DEL TABACO	6/4/15	1617945	11/6/15	1587576	6/4/25
34	ITALY	CIGARROS Y PRODUCTOS DEL TABACO	4/22/16	1739229	2/20/17	1723203	4/22/26
34	ITALIA	CIGARROS Y PRODUCTOS DEL TABACO	12/4/15	1688491	2/10/17	1719047	12/4/25
34	ALOHA	CIGARROS Y PRODUCTOS DEL TABACO	4/22/16	1739219	2/20/17	1723202	4/22/26
34	CANAM	CIGARROS Y PRODUCTOS DEL TABACO	4/22/16	1739221	2/7/17	1716878	4/22/26
34	DEPUTY	CIGARROS Y PRODUCTOS DEL TABACO	4/22/16	1739223	8/24/16	1668486	4/22/26
34	GREEN BERET	CIGARROS Y PRODUCTOS DEL TABACO	4/22/16	1739226	2/7/17	1716879	4/22/26
34	BADGE	CIGARROS Y PRODUCTOS DEL TABACO	4/22/16	1739228	2/7/17	1716880	4/22/26
34	CACHANILLA	CIGARROS Y PRODUCTOS DEL TABACO	5/17/17	1891897	8/10/17	1785445	5/17/27

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EXHIBIT A

Assignment & Bill of Sale

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ASSIGNMENT AND BILL OF SALE

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Nery’s Logistics, Inc., a Nevada corporation, (“Assignor”), does hereby grant, bargain, transfer, sell, assign, convey and deliver to Hempacco Co., Inc., a Nevada corporation, or its assigns (“Assignee”), free and clear of any and any liens or encumbrances, all right, title and interest in and to the Assets (as such term is defined in the Asset Purchase Agreement between the parties of even date herewith). Assignor, for itself, its successors and assigns, hereby covenants and agrees that, at any time and from time to time forthwith upon the written request of Assignee, at no additional cost to Assignor, Assignor will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Assignee in order to assign, transfer, set over, convey, assure and confirm unto and vest in Assignee, its successors and assigns, title to the assets sold, conveyed, transferred and delivered by this Assignment and Bill of Sale.

This Assignment and Bill of Sale is being executed and delivered by Assignor pursuant to the terms of the Asset Purchase Agreement executed between the parties simultaneously herewith.

Executed effective as of the __ day of July, 2022.

ASSIGNOR: Nery’s Logistics, Inc.

/s/ Rafael Rojas
Name:	Rafael Rojas
Title:	Chief Executive Officer

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EXHIBIT B

Assignment of Intangible Assets

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ASSIGNMENT OF INTANGIBLE ASSETS

This ASSIGNMENT OF INTANGIBLE ASSETS (the “Assignment”) is made effective as of the ___ day of July, 2022, by and between Nery’s Logistics, Inc., a Nevada corporation (“Assignor”), and Hempacco Co., Inc., a Nevada corporation (“Assignee”).

R E C I T A L S

A. Pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) of even date herewith, by and among Assignor and Assignee, Assignor is assigning the Assets (as defined in the Purchase Agreement) to Assignee.

B. Included within the Assets being assigned to Assignee, and subject to the terms of the Purchase Agreement, Assignor is also assigning to Assignee all of its rights, title and interest in and to the trademarks and related intellectual property listed in the Assets (as such term is defined in the Purchase Agreement) (such software the “Intangible Assets”).

C. Pursuant to the terms of the Purchase Agreement, Assignor has agreed to transfer to Assignee all of the Intangible Assets, and Assignor now desires to enter into this Assignment in order to transfer such right, title and interest to Assignee.

NOW, THEREFORE, for and in consideration of the foregoing premises and the undertakings set forth below, Assignor hereby agrees as follows:

A G R E E M E N T

1. Assignor hereby grants, transfers, assigns and conveys to Assignee, absolutely and unconditionally, all of its right, title and interest in and to the Intangible Assets.

2. Assignor transfers such Intangible Assets to Assignee, its successors and assigns, to have and to hold to and for its and their own use and benefit forever.

3. This Assignment shall be construed in accordance with, and governed by, the laws of the State of Nevada, without regard to its conflict of laws doctrine. Assignor consents and submits to the exclusive jurisdiction of the state courts located in the State of Nevada, for any disputes or controversies arising out of this Assignment.

IN WITNESS WHEREOF, Assignor has executed this Assignment effective as of the date first written above.

ASSIGNOR:

Nery’s Logistics, Inc.

/s/ Rafael Rojas
Name:	Rafael Rojas
Title:	Chief Executive Officer

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